UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 17, 2020
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 17, 2020, Amkor Technology, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”). This Current Report on Form 8-K/A (the “8-K Amendment”) is being filed solely to include the Cover Page Interactive Data File as it was not included in the Original Form 8-K during the filing process. Except for the inclusion of the Cover Page Interactive Data File, the 8-K Amendment does not modify or update other disclosures in the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On June 17, 2020, the Board of Directors (the “Board”) of Amkor Technology, Inc. (the “Company”) appointed Giel Rutten as President and Chief Executive Officer and elected Mr. Rutten as a Director, and Mr. Stephen D. Kelley ceased serving as the Company’s President and Chief Executive Officer and member of the Board.

Mr. Rutten, 62, has served as the Company’s Executive Vice President since February 2020. Mr. Rutten joined the Company in January 2014 as Executive Vice President of Advanced Products. Before that, he served as Chief Executive Officer of Ledzworld, an LED technology company, and also served as Senior Vice President for the Business Unit Home in NXP. Mr. Rutten first joined Philips Semiconductors in 1984 and took on various key management positions in the areas of general management, marketing, operations and engineering in Europe, Asia and the United States. Mr. Rutten has more than 30 years of experience in the global semiconductor industry and holds a Master’s degree in Physics and Chemistry from the University of Nijmegen, the Netherlands. As a result of these and other professional experiences, Mr. Rutten has a comprehensive understanding of the semiconductor industry and broad management experience in the Company’s business and possesses particular knowledge and experience in strategic planning, business development, technology, manufacturing and operations relevant to the Company’s business, which are among the key attributes which qualify Mr. Rutten for election to the Board.

There are no arrangements or understandings between Mr. Rutten and any other persons pursuant to which he was selected as President and Chief Executive Officer or elected as a Director. There are also no family relationships between Mr. Rutten and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.

A copy of the Company’s press release announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release by Amkor Technology, Inc. dated June 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel and Corporate Secretary

Date: June 19, 2020